UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chemin de Blandonnet 10 Vernier, Switzerland		CH-1214
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 13, 2010, Transocean Ltd. (the “Company”) issued a press release announcing that the Commercial Register of the Canton of Zug had rejected the Company’s application to register the first of four planned partial par value reductions in an amount of 0.86 Swiss francs per issued share, equal to approximately 0.82 U.S. dollars (using an exchange rate of 1.00 U.S. dollar to 1.05 Swiss francs as of the close of trading on August 12, 2010). The Company continues to believe that all prerequisites for the registration of the first partial par value reduction have been satisfied and will appeal the decision of the Commercial Register. Without effective registration of the applicable par value reduction, the Company will not be able to proceed with the payment of the first or any subsequent installment of the cash distribution to shareholders that was previously approved by the Company’s shareholders at the Company’s Annual General Meeting held on May 14, 2010. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements regarding the distribution to shareholders, including appeal of the rejection of the application in the relevant courts, future payments of the distribution, as well as any other statements that are not historical facts, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to compliance with legal requirements, operating hazards and delays, actions by governmental and regulatory authorities (including courts), customers and other third parties, the future price of oil and gas, the actual revenues earned and other factors detailed in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Additional information regarding the distribution may be found in the Company’s most recent Form 10-Q, proxy statement and other filings made with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit to this report is as follows:

Exhibit No.	Description

99.1	Press Release dated August 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN LTD.

Date: August 17, 2010	By:	/s/ Heather G. Callender
Heather G. Callender
Associate General Counsel

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated August 13, 2010.

4